Amendment No. 3
to the
SPONSORED RESEARCH AGREEMENT
between
Universal Display Corporation
and
The University of Southern California

This Amendment No. 3 (this “Amendment”) shall amend and modify, to the extent of any inconsistency, the Sponsored Research Agreement originally entered into effective as of May 1, 2006, by and between Universal Display Corporation (“UDC”) and the University of Southern California (“USC”), as previously amended (the “Agreement”). This Amendment shall be deemed effective as of June 1, 2013.

WHEREAS, USC has subcontracted a portion of the Research under the Agreement to the University of Michigan (“Michigan”);

WHEREAS, USC, Michigan and UDC desire to continue the Research under the Agreement for an additional four (4) year period; and

WHEREAS, UDC has granted to USC a one-month, no-cost extension to Phase 5 of the Agreement, from May 1, 2013 to May 31, 2013;

NOW THEREFORE, each of the parties hereto, intending to be legally bound, hereby agrees as follows:

1.The period for performance of the Research is hereby extended for four (4) additional years, through April 30, 2017. The period from June 1, 2013 through April 30, 2017 shall be referred to as Phase 6 of the Research (“Phase 6”).

2.The Work Plan for Phase 6 is set forth in Exhibit A attached hereto, which exhibit is hereby incorporated into the Agreement by reference.

3.The Budget for Phase 6 is set forth in Exhibit B attached hereto, which exhibit is hereby incorporated into the Agreement by reference. Unless otherwise agreed in writing, the total annual amounts due from UDC hereunder for performance of Phase 6 shall not exceed the maximum annual budgeted amounts in Exhibit B.

4.Except as set forth herein, all of the other terms and conditions of the Agreement shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives.

Universal Display Corporation		The University of Southern California
By:	/s/ Steven V. Abramson	By:	/s/ Katie Rountree
Name:	Steven V. Abramson	Name:	Katie Rountree
Title:	President	Title:	Principal Contract and Grant Officer
Date:	5/29/2013	Date:	5/29/2013

/s/ Mark E. Thompson		/s/ Stephen R. Forrest
Professor Mark E. Thompson		Professor Stephen R. Forrest
USC Principal Investigator		Michigan Principal Investigator
Date:	5/30/2013	Date	5/30/2013